                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date NOVEMBER 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A    Information Regarding the Currrent Monthly Distribution
     (Stated on the basis of $1,000 Original Certificate Principal Amount)

     1              The amount of the current monthly distribution in
                    respect of Class A Monthly Principal                                                               0
                                                                                                   ----------------------

     2              The amount of the current monthly distribution in
                    respect of Class B Monthly Principal                                                               0
                                                                                                   ----------------------

     3              The amount of the current monthly distribution in
                    respect of Collateral Monthly Principal                                                            0
                                                                                                   ----------------------

     4              The amount of the current monthly distribution in
                    respect of CLASS A MONTHLY INTEREST                                                        4,417,629
                                                                                                   ----------------------

     5              The amount of the current monthly distribution in
                    respect of Class A Deficiency Amounts                                                              0
                                                                                                   ----------------------

     6              The amount of the current monthly distribution in
                    respect of Class A Additional Interest                                                             0
                                                                                                   ----------------------

     7              The amount of the current monthly distribution in
                    respect of CLASS B MONTHLY INTEREST                                                          369,222
                                                                                                   ----------------------

     8              The amount of the current monthly distribution in
                    respect of Class B Deficiency Amounts                                                              0
                                                                                                   ----------------------

     9              The amount of the current monthly distribution in
                    respect of Class B Additional Interest                                                             0
                                                                                                   ----------------------

     10             The amount of the current monthly distribution in
                    respect of COLLATERAL MONTHLY INTEREST                                                       609,261
                                                                                                   ----------------------

     11             The amount of the current monthly distribution in
                    respect of any accrued and unpaid Collateral monthly interest                                      0
                                                                                                   ----------------------

B    Information Regarding the Performance of the Trust

     1              COLLECTION OF PRINCIPAL RECEIVABLES

                    a)             The aggregate amount of Principal Collections
                                   processed during the preceding Monthly
                                   Period which were allocated in respect of the
                                   Class A Certificates                                                       83,543,761
                                                                                                   ----------------------

                    b)             The aggregate amount of Principal Collections
                                   processed during the preceding Monthly
                                   Period which were allocated in respect of the
                                   Class B Certificates                                                        6,835,423
                                                                                                   ----------------------

                    c)             The aggregate amount of Principal Collections
                                   processed during the preceding Monthly Period
                                   which were allocated in respect of the
                                   Collateral Interest                                                        10,886,008
                                                                                                   ----------------------

     2              PRINCIPAL RECEIVABLES IN THE TRUST

                    a)             The aggregate amount of Principal
                                   Receivables in the Trust as of the end of the
                                   day on the last day of the preceding Monthly
                                   Period (ending Principal Balance)                                       1,947,023,736
                                                                                                   ----------------------

                    b)             The amount of Principal Receivables in the
                                   Trust represented by the Investor Interest
                                   of Series 1996-1 as of the end of the day
                                   on the last day of the preceding Monthly
                                   Period                                                                  1,115,151,821
                                                                                                   ----------------------

                    c)             The amount of Principal Receivables in the
                                   Trust represented by the Series 1996-1
                                   Adjusted Investor Interest as of the end of
                                   the day on the last day of the preceding
                                   Monthly Period                                                          1,115,151,821
                                                                                                   ----------------------

                    d)             The amount of Principal Receivables in the
                                   Trust represented by the Class A Investor
                                   Interest as of the end of the day on the
                                   last day of the preceding  Monthly Period                                 920,000,000
                                                                                                   ----------------------


                    e)             The amount of Principal Receivables in the
                                   Trust represented by the Class A Adjusted
                                   Investor Interest as of the end of the day
                                   on the last day of the preceding Monthly
                                   Period                                                                    920,000,000
                                                                                                   ----------------------

                    f)             The amount of Principal Receivables in the
                                   Trust represented by the Class B Investor
                                   Interest as of the end of the day on the
                                   last day of the preceding Monthly Period                                   75,273,000
                                                                                                   ----------------------

                    g)             The amount of Principal Receivables in
                                   the Trust represented by the Collateral
                                   Interest as of the end of the day on the last
                                   day of the preceding Monthly Period                                       119,878,821
                                                                                                   ----------------------

                    h)             The Floating Investor Percentage with
                                   respect to the preceding Monthly Period                                         57.19%
                                                                                                   ----------------------

                    I)             The Class A Floating Allocation with respect
                                   to the preceding Monthly Period                                                 47.18%
                                                                                                   ----------------------

                    j)             The Class B Floating Allocation with respect
                                   to the preceding Monthly Period                                                  3.86%
                                                                                                   ----------------------

                    k)             The Collateral Floating Allocation with respect
                                   to the preceding Monthly Period                                                  6.15%
                                                                                                   ----------------------

                    l)             The Fixed Investor Percentage with respect to
                                   the preceding Monthly Period                                             N/A
                                                                                                   ----------------------

                    m)             The Class A Fixed Allocation with respect to
                                   the preceding Monthly Period                                             N/A
                                                                                                   ----------------------

                    n)             The Class B Fixed Allocation with respect to
                                   the preceding Monthly Period                                             N/A
                                                                                                   ----------------------

                    o)             The Collateral Fixed Allocation with respect
                                   to the preceding Monthly Period                                          N/A
                                                                                                   ----------------------

     3              DELINQUENT BALANCES

                    The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                         Aggregate                              Percentage of
                                                         Account                                Total
                                                         Balance                                Receivables

                    a) 35 - 64 days                                29,469,592                                    1.46%
                                                         ---------------------                  ----------------------
                    b) 65-94 days                                  17,096,194                                    0.84%
                                                         ---------------------                  ----------------------
                    c) 95-124 days                                 12,479,249                                    0.62%
                                                         ---------------------                  ----------------------
                    d) 125-154 days                                 8,952,825                                    0.44%
                                                         ---------------------                  ----------------------
                    e) 155 or more days                             6,977,812                                    0.34%
                                                         ---------------------                  ----------------------
                    Total                                          74,975,671                                    3.71%
                                                         ---------------------                  ----------------------

     4              CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                    a)             The Aggregate Credit Loss Amount for
                                   the preceding Monthly Period                                                 4,417,086
                                                                                                    ----------------------

                    b)             The Class A Credit Loss Amount for
                                   the preceding Monthly Period                                                 3,644,095
                                                                                                    ----------------------

                    c)             The Class B Credit Loss Amount for
                                   the preceding Monthly Period                                                   298,154
                                                                                                    ----------------------

                    d)             The Collateral Credit Loss Amount for
                                   the preceding Monthly Period                                                   474,837
                                                                                                    ----------------------

     5              INVESTOR CHARGE OFFS

                    a)             The aggregate amount of Class A Investor
                                   Charge Offs for the preceding Monthly Period                                         0
                                                                                                    ----------------------

                    b)             The aggregate amount of Class A Investor
                                   Charge Offs set forth in 5(a) above per $1,000
                                   of original certificate principal amount                                             0
                                                                                                    ----------------------

                    c)             The aggregate amount of Class B Investor
                                   Charge Offs for the preceding Monthly Period                                         0
                                                                                                    ----------------------

                    d)             The aggregate amount of Class B Investor
                                   Charge Offs set forth in 5(c above per $1,000
                                   of original certificate principal amount                                             0
                                                                                                    ----------------------

                    e)             The aggregate amount of Collateral Charge
                                   Offs for the preceding Monthly Period                                                0
                                                                                                    ----------------------

                    f)             The aggregate amount of Collateral Charge
                                   Offs set forth in 5(e) above per $1,000 of
                                   original certificate principal amount                                                0
                                                                                                    ----------------------

                    g)             The aggregate amount of Class A Investor
                                   Charge Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date                                         0
                                                                                                    ----------------------

                    h)             The aggregate amount of Class A Investor
                                   Charge Offs set forth in 5(g) above per
                                   $1,000 original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding this Distribution Date                                                     0
                                                                                                    ----------------------

                    I)             The aggregate amount of Class B Investor
                                   Charge Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date                                         0
                                                                                                    ----------------------

                    j)             The aggregate amount of Class B Investor
                                   Charge Offs set forth in 5(I) above per $1,000
                                   original certificate principal amount reimbursed
                                   on the Transfer Date immediately preceding
                                   this Distribution Date                                                               0
                                                                                                    ----------------------

                    k)             The aggregate amount of Collateral Charge
                                   Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date                                         0
                                                                                                    ----------------------

                    l)             The aggregate amount of Collateral Charge
                                   Offs set forth in 5(k) above per $1,000
                                   original certificate principal amount reimbursed
                                   on the Transfer Date immediately preceding
                                   this Distribution Date                                                               0
                                                                                                    ----------------------

     6              INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

                    a)             The amount of the Class A Servicing Fee
                                   payable by the Trust to the Servicer for
                                   the preceding Monthly Period                                                   958,333
                                                                                                    ----------------------

                    b)             The amount of the Class B Servicing Fee
                                   payable by the Trust to the Servicer for
                                   the preceding Monthly Period                                                    78,409
                                                                                                    ----------------------

                    c)             The amount of the Collateral Servicing Fee
                                   payable by the Trust to the Servicer for
                                   the preceding Monthly Period                                                   124,874
                                                                                                    ----------------------

                    d)             The amount of Servicer Interchange (.75%)
                                   payable by the Trust to the Servicer for the
                                   preceding Monthly Period                                                       696,970
                                                                                                    ----------------------

     7              REALLOCATIONS

                    a)             The amount of Reallocated Collateral Principal
                                   collections with respect to this Distribution Date                                   0
                                                                                                    ----------------------

                    b)             The amount of Reallocated Class B Principal
                                   collections with respect to this Distribution Date                                   0
                                                                                                    ----------------------

                    c)             The COLLATERAL BALANCE as of the close of
                                   business on this Distribution Date                                         119,878,821
                                                                                                    ----------------------

                    d)             The CLASS B INVESTOR BALANCE as of the close
                                   of business on this Distribution Date                                       75,273,000
                                                                                                    ----------------------

     8              FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                    ALLOCABLE TO SERIES 1996-1

                    a)             The aggregate amount of Collections of Finance
                                   Charge Receivables processed during the
                                   preceding Monthly Period which were allocated
                                   in respect of the Class A Certificates                                      16,132,168
                                                                                                    ----------------------

                    b)             The aggregate amount of Collections of Finance
                                   Charge Receivables processed during the
                                   preceding Monthly Period which were allocated
                                   in respect of the Class B Certificates                                       1,319,909
                                                                                                    ----------------------

                    c)             The aggregate amount of Collections of Finance
                                   Charge Receivables processed during the
                                   preceding Monthly Period which were allocated
                                   in respect of the Collateral Interest                                        2,102,071
                                                                                                    ----------------------

     9              PRINCIPAL FUNDING ACCOUNT

                    a)             The principal amount on deposit in the Principal
                                   Funding Account on or before the Transfer Date
                                   of the preceding Monthly Period                                                      0
                                                                                                    ----------------------

                    b)             The Accumulation Shortfall with respect to the
                                   preceding Monthly Period                                                             0
                                                                                                    ----------------------

                    c)             The Principal Funding Investment Proceeds
                                   deposited in the Finance Charge Account on or
                                   before the Transfer Date of the preceding
                                   Monthly Period                                                                       0
                                                                                                    ----------------------

                    d)             The amount of all or the portion of the Reserve
                                   Draw Amount deposited in the Finance Charge
                                   Account on or before the Transfer date of the
                                   preceding Monthly Period from the Reserve Account                                    0
                                                                                                    ----------------------

     10             RESERVE DRAW AMOUNT

     11             AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                    SERVICER INTERCHANGE]

                    a)             The amount of Class A Available Funds on deposit
                                   in the Finance Charge Account on or before the
                                   Transfer Date of the preceding Monthly Period                               16,132,168
                                                                                                    ----------------------

                    b)             The amount of Class B Available Funds on deposit
                                   in the Finance Charge Account on or before the
                                   Transfer Date of the preceding Monthly Period                                1,319,909
                                                                                                    ----------------------

                    c)             The amount of Collateral Available Funds on
                                   deposit in the Finance Charge Account on the
                                   preceding Transfer Date                                                      2,102,071
                                                                                                    ----------------------

     12             PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                    a)             The Portfolio Yield for the preceding Monthly Period                             17.04%
                                                                                                    ----------------------

                    b)             The Portfolio Adjusted Yield for the preceding Monthly
                                   Period                                                                            9.36%
                                                                                                    ----------------------


C    FLOATING RATE DETERMINATIONS

     1              LIBOR for the Interest Period ending on this
                    Distribution Date                                                               5.40625%
                                                                                                    ----------------------

     2              Number of days in this interest period                                          31
                                                                                                    ----------------------

     3              Interest Factor                                                                 5.832317%
                                                                                                    ----------------------

D    CUSIP Numbers
     1              Class A                                                                         337365AA8
                                                                                                    ----------------------
     2              Class B                                                                         337365AB6
                                                                                                    ----------------------

                       FIRST UNION DIRECT BANK, N.A.
                       Servicer

                       By: /s/ JAMES H. GILBRAITH, II
                          -------------------------------------
                       James H. Gilbraith, II
                       Managing Director
                       First Union Direct Bank, N.A.